SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 20, 1999


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                    1-13666                        59-3305930
 (State or other juris-    (Commission file number)             (IRS employer
diction of incorporation)                                    identification No.)


                5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (407) 245-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On April 20, 1999, the Registrant issued two news releases announcing the hiring of Paula Shives as Senior Vice President, General Counsel and Secretary, and the upcoming retirement of Clifford Whitehill-Yarza, the current Senior Vice President, General Counsel and Secretary.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  Exhibit
                  Number                     Description

                    99   Press  Release  dated April 20, 1999,  entitled  "Paula
                         Shives   to   become   General   Counsel   for   Darden
                         Restaurants"

                    99   Press  Release dated April 20, 1999,  entitled  "Darden
                         Announces   Retirement  of  Clifford   Whitehill-Yarza,
                         Senior Vice President and General Counsel"


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   April 20, 1999                DARDEN RESTAURANTS, INC.



                                       By: /s/ C.L. Whitehill
                                           ------------------------------------
                                           C.L. Whitehill
                                           Senior Vice President,
                                           General Counsel and Secretary


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

                                INDEX TO EXHIBITS


Exhibit Number                                                             Page
--------------                                                             ----

      99          Press Release dated April 20, 1999, entitled
                  "Paula Shives to become General Counsel for
                  Darden Restaurants"                                        5

      99          Press Release dated April 20, 1999, entitled
                  "Darden Announces Retirement of Clifford
                  Whitehill-Yarza, Senior Vice President and
                  General Counsel"                                           6



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